SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 12, 2003


                           HFC Revolving Corporation
                    Household Home Equity Loan Trust 2003-2


                           HFC REVOLVING CORPORATION
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       333-84268               36-3955292
---------------------------------   -----------------     ---------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
        Incorporation)               File Number)         Identification No.)


                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
      ------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (847) 564-5000

Item 5.  Other Events.
----     -------------

Filing of Form T-1
------------------

         On December 12, 2003, HFC Revolving Corporation (the "Company") is filing a Form T-1 to designate JPMorgan Chase Bank to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HFC REVOLVING CORPORATION



                           By:  /s/  D. J. Hunter
                                -----------------------------
                                Name:  D. J. Hunter
                                Title: Vice President and Assistant Treasurer



Dated:  December 12, 2003

Exhibit Index
-------------

Exhibit                                                                  Page
-------                                                                  ----

25   Form T-1 Statement of Eligibility under Trust Indenture Act of
     1939, as amended.                                                     5